As filed with the Securities and Exchange Commission on June 26, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 4, 1997


                                ELXSI Corporation
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             (Exact name of Registrant as specified in its charter)



          Delaware                      0-11877                  77-0151523
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(State of Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)          Identification No.)



4209 Vineland Road, Suite J-1, Orlando, Florida                    32811
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   (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:  (407) 849-1090
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Item 5.  Other Events.

      Rights Plan. On June 4, 1997, ELXSI Corporation (the "Company") entered into a Rights Agreement, dated as of June 4, 1997 (the "Rights Agreement"), with Continental Stock Transfer & Trust Company, as Rights Agent, and thereby put into effect a "Rights Plan" previously adopted by the Board of Directors. Pursuant to the Rights Agreement, the Board of Directors declared a dividend of one right ("Right") for each share of Common Stock of the Company outstanding at the opening of business on June 16, 1997. All shares of Common Stock of the Company issued on or after such date will also have one attached Right. The Rights have been registered under the Securities Exchange Act of 1934, as amended, under a Form 8-A Registration Statement filed by the Company on June 10, 1997. Such Registration Statement includes a description of the Rights and was filed with a conformed copy of the Rights Agreement, which is incorporated herein by reference as Exhibit 4.17.

      Bylaw Amendments. At the Company's 1997 Annual Meeting of Stockholders, stockholders approved the addition of a new Article XV (Transfer Restrictions) to the Company's Bylaws. Subsequent thereto, the Board of Directors of the Company adopted certain other amendments to the Company's Bylaws, as follows:
(1) Section 6 (Special  Meetings) of the Company's Bylaws was modified;  (2) new
Section 13A (Counting Written Consents; Inspectors) was added; (3) new Section 13B (Notice of and Record Date for Stockholder Consents; Solicitation Period) was added; (4) new Section 14A (Nominations for Directors) was added; (5) new
Section 14B (Business at Stockholder Meetings) was added; (6) Section 41 (now titled Indemnification of Officers, Directors, Employees and other Agents) was modified; and (7) certain other conforming changes to the Company's Bylaws were made. A copy of Company's Bylaws as amended to date (including as aforesaid) is filed herewith as Exhibit 3.3.

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Item 7(c)  Exhibits.

Exhibit Number        Description of Exhibit

3.3                   Bylaws of the Company

4.17 Rights Agreement, dated as of June 4, 1997, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (incorporated herein by reference to Exhibit
                      4.17 to the Company's Form 8-A Registration Statement filed June 10, 1997 (File No. 0- 11877)).

20.1 Form of Press Release of the Company, dated June 4, 1997, regarding Rights Agreement and certain Bylaw amendments.

20.2                  Form of Letter to the  Company's  stockholders  describing
                      the   Rights,   dated  June  20,   1997,   together   with
                      accompanying "Summary of Rights".


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELXSI CORPORATION


Dated:  June 24, 1997                     By:/s/ Alexander M. Milley
                                             -----------------------
                                             Alexander M. Milley
                                             President


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